SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2003

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-08899
(Commission File Number)

59-0940416
(IRS Employer Identification Number)

3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 433-3900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Items

     A copy of a press release issued by Claire’s Stores, Inc. on May 30, 2003 regarding the adoption of the Claire’s Stores, Inc. Rights Agreement, is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits.

Exhibit 4.1	—	Rights Agreement, effective as of May 30, 2003, between Claire’s Stores, Inc. and Wachovia Bank, N.A., as rights agent.

Exhibit 99.1	—	Press Release of Claire’s Stores, Inc. dated May 30, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC

Date: May 30, 2003	By: /s/ Ira D. Kaplan

Ira D. Kaplan Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

4.1	Rights Agreement, effective as of May 30, 2003, between Claire’s Stores, Inc. and Wachovia Bank, N.A., as rights agent.

99.1	Press Release of Claire’s Stores, Inc. – May 30, 2003

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